EXHIBIT 32.2*

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Cognex Corporation (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended October 3, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 8, 2004


                                       /s/ Richard A. Morin
                                       -----------------------------------------
                                       Richard A. Morin
                                       Senior Vice President Of Finance,
                                       Chief Financial Officer, and Treasurer
                                       (principal financial officer)

* This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.